Supplement dated December 14, 2015
to the Prospectus of the following fund:
Fund	Prospectus Dated
Columbia Funds Variable Series Trust II
Variable Portfolio - Columbia Wanger International Equities Fund	5/1/2015
Effective January 1, 2016, the list of portfolio managers under the caption “Fund Management” in the “Summary of Variable Portfolio-Columbia Wanger International Equities Fund” section is hereby superseded and replaced with the following information:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Louis J. Mendes, CFA	Portfolio Manager and Analyst	Co-manager	2010
P. Zachary Egan, CFA	International Chief Investment Officer, Portfolio Manager and Analyst of the Investment Manager	Co-manager	January 2016
The rest of the section remains the same.
Effective January 1, 2016, the list of portfolio managers under the caption “Portfolio Management — Portfolio Managers” in the “More Information About Variable Portfolio-Columbia Wanger International Equities Fund” section is hereby superseded and replaced with the following information:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Louis J. Mendes, CFA	Portfolio Manager and Analyst	Co-manager	2010
P. Zachary Egan, CFA	International Chief Investment Officer, Portfolio Manager and Analyst of the Investment Manager	Co-manager	January 2016
Mr. Mendes has been associated with CWAM or its predecessors as an investment professional since 2001. Mr. Mendes began his investment career in 1986 and earned a B.A. from Columbia University and an M.I.M. from the American Graduate School of International Management.
Mr. Egan is President and International Chief Investment Officer of CWAM and has been associated with CWAM or its predecessors as an investment professional since 1999. Mr. Egan began his investment career in 1999 and earned a B.A. from Middlebury College and an M.A. from the University of Chicago.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
S-6546-49 A (12/15)